Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
WESTERN DIVISION OF MASSACHUSETTS

Case: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit: Hosting(1)

CHAPTER 11 MONTHLY OPERATING REPORT
FOR MONTH ENDING JUNE 30, 2003

Comes Now, divine, inc. et. al. - Hosting Business Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing June 1, 2003 and ending June 30, 2003 as shown by the report and exhibits consisting of 15 pages and containing the following, as indicated:

☒	Monthly Reporting Questionnaire (Attachment 1)
☒	Comparative Balance Sheets (Forms OPR-1 & OPR-2)
☒	Summary of Accounts Receivable (Form OPR-3)
☒	Schedule of Post-petition Liabilities (Form OPR-4)
☒	Income Statement (Form OPR-5)
☒	Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:	7/25/03	DEBTOR (S)-IN-POSSESSION

		By:	/s/ JUDE M. SULLIVAN
(Signature)

(Signature)

		Name & Title:	Jude Sullivan
(Print or type)
SVP - General Counsel
		Address:	4225 Naperville Rd #400 Lisle, IL 60532
		Telephone No.:	(630) 799-7500

Notes:

(1)          Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Hosting (1)

Monthly Reporting Questionnaire - Question #1

June 30, 2003

Name (2)	Title	Paydate	Gross Pay	Taxes	Deductions	Net	Tax Due	Tax Paid	Date Paid

No executives were paid in June

Notes:

(1)          Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

(2)          The executive employees no longer remain with the debtor after of the sale of the business on May 15, 2003

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Hosting (1)

Monthly Reporting Questionnaire - Question #2

June 30, 2003

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts

Property	St. Paul Fire and Marine Ins. Co.	TE08500211	$125,000,000	Loss Limit	8/18/2003	8/18/2003	$397,204.00
			$15,900,000	Blanket Building
			$106,213,103	Blanket Business Personal Property
			$16,044,824	Blanket Earnings & Extra Expense
			PER SOV	Electronic Data Processing
			PER SOV	Rental Value/Expediting Expense
			$25,000	Portable Computer Equipment Anywhere In The World
			$25,000	Service Interruption - Damage and Time Element Including
Transmission & Distribution Lines for All Public Utilities,
I.e., Direct Physical Loss to Service, Steam, Water, Gas,
Electric, Sewer, Communication Services/Suppliers
			$5,000,000	Newly Acquired Locations
			$7,000,000	Quake
			$7,000,000	Flood
			$2,000,000	Newly Acquired Property (180 days) Building
			$1,000,000	Newly Acquired Property (180 days) Personal
			1MM or 25%	Debris Removal
			$25,000	Deferred Payment
			$50,000	Accounts Receivable
			$50,000	Valuable Papers and Records
			$50,000	Fine Arts
			$150,000	Property In Transit With Worldwide Coverage Extension
			$100,000	Unscheduled Locations
			$25,000	Radio Active Contamination
			$25,000	Pollution Clean Up and Removal - Current Limit
			$25,000	Outdoor Property “Specified Perils” - Current Limit
			$25,000	Rewards - Reporting of Illegal Acts
			$20,000	Money & Securities (Inside Limit)
			$10,000	Money & Securities (Outside Limit)
			$25,000	Personal Belongings
			$100,000	Spoilage
			$10,000	Employee Dishonesty
			$10,000	Catastrophic Allowance
			$25,000	Depositors Forgery
			$25,000	Inventory and Appraisals
			$10,000	Endangered Property
			$25,000	Contract Penalties
			$50,000	Off Premised Utility Services
			$25,000	Property In Transit

General Liability	St. Paul Fire and Marine Ins. Co.	TE08500211	$1,000,000	General Aggregate Per Location	8/18/2003	8/18/2003	$129,168.00
			$1,000,000	Products/Completed Operations Aggregate	8/18/2003
			$1,000,000	Each Occurrence
			$1,000,000	Fire Damage Leagal Liability, Any One Fire
			$10,000	Medical Expenses Limit - Any One Person
Personal and Advertising Injury - EXCLUDED

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts

Employee Benefit (Claims-Made)
			$1,000,000	Each Claim
			$3,000,000	Aggregate Limit
			8/18/99	Retro Date

Auto	St. Paul Fire and Marine Ins. Co.	TE08500211	$1,000,000	Any Auto - Liability - Includes Hired/Non-Owned	8/18/2003	8/18/2003	$43,355.00
			$1,000,000	Uninsured Motorists
			$1,000,000	Underinsured Motorists
			$5,000	Medical Payments
			$25	Daily Rental
			$1,350	Total Rental Reimbursement
			Unlimited	Hired Car Physical Damage

Umbrella	St. Paul Fire and Marine Ins. Co.	TE08500211	$10,000,000	General Total Limit	8/18/2003	8/18/2003	$40,287.00
			$10,000,000	Products/Completed Work Total Limit
			$10,000,000	Each Event Limit
			N/A	Personal Injury Each Person Limit
			N/A	Advertising Injury Each Person Limit

Excess Umbrella	Fireman’s Fund	XXK 85115343	$10,000,000	Each Occurrence - Excess of $10,000,000	8/18/2003	8/18/2003	$15,000.00
			$10,000,000	Aggregate

Worker Compensation	St. Paul Fire and Marine Ins. Co.	WVA8502087	Statutory	Workers Compensation	8/18/2003	8/18/2003	$795,434.00
Employers Liability
			$500,000	Bodily Injury By Accident Each Accident
			$500,000	Bodily Injury By Disease Policy Limit
			$500,000	Bodily Injury By Disease Each Employee

Directors & Officers	Illinois National Insurance Co.	561-50-64	$10,000,000	Policy Limit	2/25/2004	2/25/2004	$1,493,000.00

Excess Directors & Officers	Indian Harbor Insurance Company	ELU 83471-02	$10,000,000	Policy Limit - $10,000,000 X $10,000,000	2/25/2004	2/25/2004	$1,327,405.00

Foreign Package	ACE American Insurance Co.	PHF059024		General Liability	8/18/2003	8/18/2003	$32,758.00
			$1,000,000	Each Occurrence
			$1,000,000	Product/Completed Operations Aggregate
			$1,000,000	Personal and Advertising Injury Aggregate
			$1,000,000	Premises Damage Limit (Each Occurrence)
			$10,000	Medical Expense Limit (Any One Person)
Employee Benefits Liability (Claims Made)
			$1,000,000	Each Occurrence

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts

			$1,000,000	Aggregate Limit

	ACE American Insurance Co.	PHF059024		Auto Liability
			$1,000,000	Each Accident - Owned, Hired, Non-Owned
			$1,000	Hired Auto Physical Damage - Any One Accident
			$10,000	Hired Auto Physical Damage - Any One Policy Period
Repatriation
			$250,000	Policy Limit
Employers Liability
			$1,000,000	Bodily Injury By Accident (Each Accident)
			$1,000,000	Bodily Injury By Disease (Each Employee)
			$1,000,000	Bodily Injury by disease (Policy Limit)
Property/Business Income
			$2,586,216	Building
			$11,806,881	Personal Property
			$50,000	Business Income
			$25,000	Personal Property In Transit
			$25,000	Personal Property At Unnamed Locations-Except In Transit
			$5,000	Employee Dishonesty
			$50,000	Earth Movement and Flood, Except Japan
			30%	Earth Movement Japan Zone Five

Directors & Officers	Illinois National Insurance Co.	8737120	$10,000,000	Policy Limit	7/12/2004	7/12/2004	$525,000.00

Excess Directors & Officers 2-Year Discovery divine, inc.	St. Paul Insurance Company	512CM0289	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004	7/12/2004	$173,155.00

Excess Directors & Officers 2-Year Discovery divine, inc.	Lloyds	FD0100559	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004	7/12/2004	$178,869.00

Excess Directors & Officers 2-Year Discovery divine, inc.	Federal Insurance Company	7023-24-49	$10,000,000	Policy Limit - $10,000,000 X $20,000,000	7/12/2004	7/12/2004	$199,506.00

Directors & Officers Run-Off Data Return	AIG	874-44-83	$5,000,000	Policy Limit	1/9/2008	1/9/2008	$678,000.00

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts

Directors & Officers Run-Off Data Return	Genesis	YXB002041A	$5,000,000	Policy Limit - $5,000,000 X $5,000,000	1/9/2008	1/9/2008	$542,000.00

Directors & Officers Run-Off Data Return	XL Specialty Insurance Company	ELU81616-01	$5,000,000	Policy Limit - $5,000,000 X $10,000,000	1/9/2008	1/9/2008	$434,790.00

Crime	National Union Fire Ins.	561-52-21	$10,000,000	Policy Limit	7/12/2003	7/12/2003	$84,798.00

Fiduciary	Federal Insurance Company	103868292	$5,000,000	Fiduciary Limit of Liability	7/12/2003	7/12/2003	$12,232.00

Kidnap & Ransom	Lloyds of London	AS001259	$10,000,000	Policy Limit	7/12/2003	7/12/2003	$6,864.29
			$250,000	Per Insured Person			Includes Taxes/
			$1,250,000	Per Insured Event			Stamping Fee

Employment Practices	American International Specialty	561-50-72	$10,000,000	Policy Limit	7/12/2003	7/12/2003	$188,251.00

				Total			$7,297,076.29

Notes:

(1)       Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit - Hosting (1)
Monthly Reporting Questionnaire - Question #3
June 30, 2003

Bank Accounts

	Flexible Benefits	Medical Claims	Total

Bank Name:	Bank One	Bank One

Account Name:	Data Return	Data Return

Account Number:	1571575289	1571575271

Beginning Book Balance:	$8,067.31	$2,659.93	$10,727.24

Plus:
Deposits	0.00	0.00	$0.00

Less:
Disbursements	(8,046.16)	(2,637.54)	$(10,683.70)

Other:
Transfers In (Out)	(21.15)	(22.39)	$(43.54)

Ending Book Balance	$0.00	$0.00	$0.00

Notes:

(1)   Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Hosting (1)

Monthly Reporting Questionnaire - Question #4

June 30, 2003

Vendor Name	Check # or ACH Designation	Pre-Petition Date of Payment	Check or ACH Amount

No Professional Fee Payments Made in June

No Pre Petition Payments Made in June

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

COMPARATIVE BALANCE SHEETS

Case Name: divine, inc. et. al.		FORM OPR-1
Case Number: 03-11472-JNF (Jointly Administered)		Rev 7/92
Business Unit: Hosting(1)	Month Ended: June 30, 2003
Form OPR-1

	Filing Date	31-Mar-03	30-Apr-03	31-May-03	30-Jun-03

ASSETS

CURRENT ASSETS

Cash	11,293	11,105	10,766	10,727	—
Restricted cash	—	—	—	—	—
Trade Accounts Receivable, Net (OPR-3)	4,533,128	4,390,977	3,924,480	—	—
Prepaid expenses and deposits	2,257,538	2,267,152	2,233,505	—	—

Other	360,985	337,823	282,029	—	—

TOTAL CURRENT ASSETS	7,162,944	7,007,058	6,450,780	10,727	—

PROPERTY, PLANT AND EQUIPMENT, AT COST	19,912,893	19,924,861	19,924,861	—	—

Less Accumulated Depreciation	(8,210,710)	(8,773,763)	(9,337,880)	—	—

NET PROPERTY, PLANT AND EQUIPMENT	11,702,183	11,151,098	10,586,981	—	—

Goodwill, net	23,625,730	23,625,730	23,625,730	—	—
OTHER ASSETS	2,928	2,928	2,928	—	—

TOTAL ASSETS	42,493,785	41,786,814	40,666,419	10,727	—

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

COMPARATIVE BALANCE SHEETS

Case Name: divine, inc. et. al.		FORM OPR-2
Case Number: 03-11472-JNF (Jointly Administered)		Rev 7/92
Business Unit: Hosting(1)	Month Ended: June 30, 2003
Form OPR-2

	Filing Date	31-Mar-03	30-Apr-03	31-May-03	30-Jun-03

LIABILITIES

POST PETITION LIABILITIES	—	586,358	1,890,139	472,735	122,456

Priority Debt	381,314	250,053	235,426	234,511	234,511
Unsecured Debt	10,769,265	10,769,265	8,511,420	3,996,146	2,049,626
Capital Leases	13,890,028	12,609,941	11,338,526	2,050,656	1,882,454

TOTAL PRE-PETITION LIABILITIES	25,040,607	23,629,259	20,085,372	6,281,313	4,166,591

TOTAL LIABILITIES	25,040,607	24,215,617	21,975,511	6,754,048	4,289,047

SHAREHOLDERS’ EQUITY (DEFICIT)

INTERCOMPANY/SUBSIDIARY EQUITY	17,453,178	17,571,197	18,690,908	(6,743,321)	(4,289,047)

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	42,493,785	41,786,814	40,666,419	10,727	—

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

Case Name: divine, inc. et. al.		FORM OPR-3
Case Number: 03-11472-JNF (Jointly Administered)		Rev 7/92
Business Unit: Hosting(1)
Form OPR-3
Month Ended 30-Jun-03

	Total	Current	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

Date of filing: 2/25/2003	5,829,786.99	3,622,085.15	1,187,352.51	377,852.04	220,884.62	421,612.67
Allowance for doubtful accounts	(1,296,660.00)

3/31/2003	5,512,884.04	2,972,684.05	1,573,513.88	325,984.46	246,395.99	394,305.66
Allowance for doubtful accounts	(1,121,907.00)

4/30/2003	5,175,979.17	3,342,110.44	743,139.53	372,446.59	152,650.13	565,632.48
Allowance for doubtful accounts	(1,251,499.00)

5/31/2003	0	0	0	0	0	0
Allowance for doubtful accounts	0

6/30/2003	0	0	0	0	0	0
Allowance for doubtful accounts	0

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

divine, inc. et al

Schedule of Post Petition Liabilities (FORM OPR-4)

Business Unit: Hosting (1)

June 30, 2003

	Date Incurred	Date Due	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

Taxes Payable

Income taxes:
Franchise taxes		2004	6,000	6,000	0	—	—	—
Property taxes - real		2004	0	0	0	—	—	—
Property taxes - personal		2004	114,000	114,000	0	—	—	—
Sales and use taxes		2004	0	0	0	—	—	—

Employment taxes:
Federal Income Tax			0	0	0	—	—	—
FICA - Employers			0	0	0	—	—	—
FICA - Employees			0	0	0	—	—	—
Medicare - Employer			0	0	0	—	—	—
Medicare - Employee			0	0	0	—	—	—
Federal Unemployment Tax			0	0	0	—	—	—
State Income Tax			0	0	0	—	—	—
State Unemployment Tax			0	0	0	—	—	—

Other taxes			—	—	—	—	—	—

Total Taxes Payable			120,000	120,000	0	0	0	0

Postpetition Secured Debt			—	—	—	—	—	—
Postpetition Unsecured Debt			—	—	—	—	—	—
Accrued Interest Payable			—	—	—	—	—	—

Trade Accounts Payable & Other

Hosting Accounts Payable			2,456	—	—	550	457	1,450
Hosting Salary & Benefits Accrual			—	—	—	—	—	—
Hosting Professional Fee Accrual			—	—	—	—	—	—

TOTALS			122,456	120,000	0	550	457	1,450

* See attached Schedule

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

divine, inc. et al

Attached Schedule of Post Petition Liabilities (FORM OPR-4)

Business Unit: Hosting (1)

June 30, 2003

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120

Allegiance Internet	3/19/2003	(1,166.94)	—	—	—	—	(1,166.94)	—
Barry Field	5/13/2003	(120.00)	—	—	(120.00)	—	—	—
Doyle Tarver	3/25/2003	(37.00)	—	—	—	—	(37.00)	—
Jerry Rabenaldt	5/6/2003	(199.80)	—	—	(199.80)	—	—	—
Kenneth Dempsey	3/25/2003	(50.00)	—	—	—	—	(50.00)	—
Mark McCue	4/1/2003	(330.26)	—	—	—	(330.26)	—	—
Michael Ballard	5/15/2003	(104.02)	—	—	(104.02)	—	—	—
Nnamdi Otue	5/6/2003	(40.00)	—	—	(40.00)	—	—	—
Richard Sweeney	3/11/2003	(50.00)	—	—	—	—	(50.00)	—
Richard Sweeney	4/15/2003	(50.00)	—	—	—	(50.00)	—	—
Scott Welsh	4/29/2003	(76.65)	—	—	—	(76.65)	—	—
Sunny Vanderbeck	3/4/2003	(95.75)	—	—	—	—	(95.75)	—
Vijay Karakala	5/22/2003	(40.00)	—	—	(40.00)	—	—	—
Vijay Karakala	5/22/2003	(45.95)	—	—	(45.95)	—	—	—
Wayne Null	3/25/2003	(50.00)	—	—	—	—	(50.00)	—

TOTAL POST PETITION		(2,456.37)	—	—	(549.77)	(456.91)	(1,449.69)	—

INCOME STATEMENT

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Hosting (1)

FORM OPR-5

Month Ended:   June 30, 2003

	March	April	May	June	July	August	Filing to Date

Total Revenues	4,364,739	4,253,882	1,783,598	—			10,402,219

Salaries & Benefits	726,784	733,892	408,925	—			1,869,601
Rent & Facility Services	404,884	424,746	260,861	—			1,090,491
Office & Computer Expenses	452,644	531,538	149,671	—			1,133,853
Other Expenses	36,490	29,467	35,650	—			101,607

Total Cost of Revenue	1,620,802	1,719,643	855,107	—			4,195,552

Gross Margin	2,743,937	2,534,239	928,491	—			6,206,667

Salaries & Benefits	2,189,167	1,199,266	297,065	—			3,685,498
Rent & Facility Services	265,420	263,655	241,576	—			770,651
Other Expenses	79,570	85,085	53,881	—			218,536

Total Operating Expenses	2,534,157	1,548,006	592,522	—			4,674,685

Operating Income/(Loss)	209,780	986,233	335,969	—			1,531,982

Interest Expense	(101,697)	(128,201)	(29,862)	—			(259,760)
Depreciation & Amortization	(563,053)	(564,117)	(263,382)	—			(1,390,552)
Loss on Sale of Business	—	—	(2,309,870)	(189,675)			(2,499,545)

Total Other Income/(Expense)	(664,750)	(692,318)	(2,603,114)	(189,675)			(4,149,857)

Net Income/(Loss)	(454,970)	293,915	(2,267,145)	(189,675)			(2,617,875)

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

STATEMENT OF SOURCES AND USES OF CASH

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Hosting (1)

FORM OPR-6      Month ended: June 30, 2003

	Mar-03	Apr-03	May-03	Jun-03	Jul-03
SOURCES OF CASH
Income From Operations	(454,970)	293,915	(2,267,145)	(189,675)
Add: Depreciation, Amortization & Other Non-Cash	563,053	564,117	263,382	—
CASH PROVIDED BY OPERATIONS	108,083	858,032	(2,003,763)	(189,675)
Decrease in Assets:
Accounts Receivable	3,945,886	4,062,439	—	—
Prepaid Expenses & Deposits	(9,614)	33,647	—	—
Other	596,151	881,591	—	—
Divestiture of Assets Upon Sale	—	—	17,225,187	—
Increase in Liabilities:
Pre-Petition Liabilities	—	—	—	—
Post Petition Liabilities	2,645,927	5,878,508	1,759,482	—
Other	—	—	—	2,643,949 (2)
TOTAL SOURCES OF CASH (A)	7,286,433	11,714,217	16,980,906	2,454,274

USES OF CASH
Increase in Assets:
Accounts Receivable	(3,803,736)	(3,595,942)	—	—
Capital Expenditures	(11,968)	—	—	—
Decrease in Liabilities:
Pre-Petition Liabilities	(131,261)	(2,272,472)	(4,516,189)	(1,946,520)
Post Petition Liabilities	(2,059,569)	(4,574,727)	(3,176,886)	(350,279)
Capital Leases	(1,280,087)	(1,271,415)	—	(168,202)
Divestiture of Liabilities Upon Sale	—	—	(9,287,870)	—
TOTAL USES OF CASH (B)	(7,286,621)	(11,714,556)	(16,980,945)	(2,465,001)
NET SOURCE (USE) OF CASH (A-B=NET)	(188)	(339)	(39)	(10,727)
CASH — BEGINNING BALANCE (See OPR-1)	11,293	11,105	10,766	10,727
CASH — ENDING BALANCE (See OPR-1)	11,105	10,766	10,727	—

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

(2) Payments from corporate (Software business unit) on behalf of Hosting business unit